                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
Glossary of Terms................................  5
Performance Results..............................  7
Portfolio of Investments.........................  8
Statement of Assets and Liabilities.............. 15
Statement of Operations.......................... 16
Statement of Changes in Net Assets............... 17
Financial Highlights............................. 18
Notes to Financial Statements.................... 19

VKA SAR 6/98

                             LETTER TO SHAREHOLDERS

May 22, 1998

Dear Shareholder,
    The Taxpayer Relief Act of 1997,
signed into law by President Clinton
last year, was created to fill the
need for a broad variety of
tax-advantaged investments to promote
asset growth. We are pleased that you
selected our Trust as a vehicle to                        [PHOTO]
provide the potential for tax-free
income within your investment
portfolio. As you are aware,
dividends distributed by the Trust
are generally free from federal          DENNIS J. MCDONNELL AND DON G. POWELL
income taxes, and often from state
and local taxes as well. At Van Kampen American Capital, we strive not only for a high level of current income, but total return performance as well.

ECONOMIC OVERVIEW

    After nearly seven years of continuous growth, the economy remained buoyant with few signs of accelerating inflation. Wholesale prices in the first quarter plummeted at an annual rate of 4.2 percent, while consumer prices inched up 0.2 percent and employment costs rose just 0.7 percent. However, inflationary pressures were eased by factors such as lower oil prices, increasing productivity, and a pending budget surplus. The Asian financial crisis led to a stronger dollar and a decline in the prices of Asian imports, which in turn has discouraged price increases on competing U.S. goods.
    To date, Asia's slowdown has had a modest impact on U.S. economic growth. In the first quarter, the U.S. economy grew at a 4.2 percent annual rate, its fastest pace in the past year. Strong consumer spending and inventory buildup by manufacturers offset a decrease in exports to Asia. Despite the economy's strength, the Federal Reserve Board refrained from raising interest rates, given the lack of domestic inflationary pressure and concerns about Asia's economic future.

MARKET OVERVIEW

    Against the backdrop of benign inflation and no action by the Fed, U.S. bond prices rose during the past six months, although they ended the reporting period below the highs reached in early January.
    The yield of the 30-year Treasury bond, which moves in the opposite direction of its price, fell from 6.15 percent on October 31 to 5.95 percent on April 30. Bond prices hit a record high as yields reached 5.69 percent in early January amidst expectations that the Fed would cut interest rates, but the yield went back to 6.00 percent in early March after the Fed chose not to act. Yields were volatile for the rest of the reporting period, as foreign investors sold U.S. Treasury holdings and investors began to fear that the Fed was leaning toward a rate hike.

                                                          Continued on page two

    Municipal bond yields generally moved in unison with Treasuries but did not gain nearly as much in price. By the end of the reporting period, the average yield of AAA-rated, 30-year generic general obligation bonds was 5.14 percent, two basis points above the yield posted on October 31 of last year. The underperformance of municipal bonds can be attributed in part to heavy supply that outpaced demand. Supply increased as state and local governments took advantage of low interest rates by issuing bonds to refinance outstanding issues with higher interest rates, as well as to fund new projects. In the first quarter, long-term municipal issuance totaled $71 billion, up from $40 billion a year earlier.
    More than half of the new issue volume was AAA-rated and insured, which significantly diminished the amount of uninsured, higher-yielding securities available in the marketplace. The dominance of insured volume and the high demand for uninsured paper created an imbalance that compressed the yields between higher-quality and lower-quality bonds.

[CREDIT QUALITY GRAPH]

Portfolio Composition by Credit Quality
   as of April 30, 1998*


AAA...............      51.6%
AA................      17.9%
A.................      13.5%
BBB...............      16.5%
BB................       0.3%
B.................       0.2%

*As a Percentage of Long-Term Investments
Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's.

TRUST STRATEGY

    We used the following strategies to manage the Trust during the period:
    We maintained a portfolio consisting primarily of high-quality bonds with a heavy emphasis on AAA-rated securities. Under current market conditions, we believe the yield spread between higher-rated and lower-rated securities does not adequately compensate the investor for the additional credit risk of the lower-rated security. Also, high-quality bonds generally have performed better than lower-quality holdings when interest rates are falling, which was the case for most of the reporting period.
    Overall, we limited the number of acquisitions because current market yields were lower than the average yields of bonds in the portfolio. Some of the Trust's bonds, however, were called away by issuers taking advantage of lower interest rates, and others were prerefunded. We replaced these bonds with new long-term securities and extended the call protection of the Trust. We had little trouble finding replacement bonds because there was a substantial supply of new high-quality securities from which to choose,

                                                        Continued on page three
especially AAA-rated insured bonds. The yields of these bonds were generally lower than the yields of the bonds they replaced, due to lower current interest rates.
    Our purchases emphasized bonds issued by high-tax states such as New York. These so-called specialty state bonds tend to benefit from strong demand because of their relatively high after-tax yields. They can be high in demand and have a strong potential to appreciate in value. Although these bonds may yield slightly less than other securities, they are likely to provide higher total return.
    Most of our purchases were discount securities. In a falling interest rate environment, these securities have the potential to appreciate faster than premium securities as they move closer to maturity. They also have a longer duration, which makes them more sensitive to changing interest rates. Discount bonds helped offset the declining duration of the portfolio that occurred when bonds were prerefunded or repriced to their call date. As of April 30, the duration of the Trust was 7.30 years compared with 7.76 years for the Lehman Brothers Municipal Bond Index. Because of the longer-term nature of the Trust, the calculation of this index's duration has been adjusted to eliminate bonds with maturities of five years or less.

TOP 5 PORTFOLIO SECTORS AS OF APRIL 30, 1998*

    Single-Family Housing............................... 15.2%
    Transportation...................................... 15.1%
    Industrial Revenue.................................. 13.3%
    Health Care......................................... 11.2%
    Higher Education..................................... 8.5%
    *As a Percentage of Long-Term Investments

PERFORMANCE SUMMARY

    For the six-month period ended April 30, 1998, the Trust generated a total return of 1.76 percent(1). This reflects a decrease in market price per common share from $15.0625 on October 31, 1997, to $14.8750 on April 30, 1998, plus reinvestment of all dividends. The Trust had a tax-exempt distribution rate of
6.05 percent(3), based on the closing price of its common shares. Because income from the Trust is exempt from federal income taxes, this distribution rate is equivalent to a yield of 9.45 percent(4) on a taxable investment for investors in the 36 percent federal income tax bracket.
    As a result of a decrease in Trust earnings, the Board of Trustees approved a decrease in its monthly dividend from $0.0775 to $0.0750 per common share, payable April 30, 1998. Please refer to the chart on page seven for additional performance numbers.

                                                         Continued on page four

                           [DIVIDEND HISTORY GRAPH]

Six-month Dividend History
For the Period Ended April 30, 1998



                                      Distribution per Common Share
Nov 1997................................... $0.0775
Dec 1997................................... $0.0775
Jan 1998................................... $0.0775
Feb 1998................................... $0.0775
Mar 1998................................... $0.0775
Apr 1998................................... $0.0750


The dividend history reprensents past performance of the Trust and does not predict the Trust's future distributions.

ECONOMIC OUTLOOK

    We expect the economy to slow from its brisk first-quarter pace, although the extent of the slowdown depends on the continued effects of Asia's crisis and on Fed policy. We believe the Fed is biased toward raising rates, given concerns about the economy's increasing strength. If economic strength ignites inflationary pressures, then we believe the Fed would raise interest rates later this year. As a result, the yield of the 30-year Treasury bond could top 6.25 percent.
    We will continue to track market developments and their effects on the Trust. When appropriate, we will make adjustments to the portfolio. As we mentioned earlier, our goal remains a high level of current income for investors. Thank you for your continued support and confidence in Van Kampen American Capital and the management of your Trust.

Sincerely,


Don G. Powell
Chairman
Van Kampen American Capital
Investment Advisory Corp.


Dennis J. McDonnell


President
Van Kampen American Capital
Investment Advisory Corp.

                                              Please see footnotes on page seven

                               GLOSSARY OF TERMS

BASIS POINT: A measure used in quoting bond yields. One hundred basis points is equal to one percent. For example, if a bond's yield changes from 7.00 to 6.65 percent, it is a 35 basis point move.

CALL FEATURE: Allows the issuer to buy back a bond on specific call dates before maturity. Call dates and prices are set when the bond is issued. To compensate the bond holder for loss of income and ownership, the call price is usually higher than the face value of the bond. Bonds are usually called when interest rates drop so significantly that the issuer can save money by issuing new bonds at lower rates.

A callable bond is "priced to call" when it is selling at a premium, because it is assumed that the issuer will redeem the bond at its call date, rather than at maturity.

COUPON RATE: The stated rate of interest a bond pays until maturity, expressed as a percentage of its face value.

CREDIT RATING: An evaluation of an issuer's credit history and capability of repaying obligations. Standard & Poor's and Moody's Investor Services are two companies that assign bond ratings. Standard & Poor's ratings range from a high of AAA to a low of D; Moody's ratings range from a high of Aaa to a low of D.

CREDIT SPREAD: The difference in yield between higher-quality issues and lower-quality issues. Normally, lower-quality issues provide higher yields than higher-quality issues in order to compensate investors for the additional credit risk.

DISCOUNT BOND: A bond whose market price is lower than its face value (or "par value"). Because bonds usually mature at face value, a discount bond has more potential to appreciate in price than a par bond.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected one-percent change in the price of the bond for every one-percent change in interest rates. The longer a fund's duration, the greater the effect of interest rate movements on net asset value. Typically, funds with shorter durations have performed better in rising rate environments, while funds with longer durations have performed better when rates decline.

FEDERAL RESERVE BOARD (THE FED): A group that meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

GENERAL OBLIGATION BONDS: Bonds backed by the full faith and credit (taxing authority) of the issuer for timely payment of interest and principal. These bonds are issued to finance essential government projects, such as highways and schools.

INFLATION: An economic situation in which money supply and business activity dramatically increase, accompanied by sharply rising prices. Inflation is widely measured by the Consumer Price Index, an economic indicator that measures the change in the cost of purchased goods and services.

INSURED BOND: A bond that is insured against default by the municipal bond insurer. If the issuer defaults, the insurance company will step in and take over payments of interest and principal. As a result of this protection against credit risk, most municipal bonds are AAA-rated. Insurance on the bonds does not relate to mutual fund shares, which will fluctuate in price.

INVESTMENT GRADE BONDS: Securities rated BBB and above by Standard & Poor's or Baa and above by Moody's Investor Services. Bonds rated below BBB or Baa are noninvestment grade.

MARKET PRICE: The price of a share of a closed-end fund trading on a stock exchange. When the price is less than a fund's NAV, the fund is trading at a discount. When the price is more than the NAV, the fund is trading at a premium.

MUNICIPAL BOND: A debt security issued by a state, municipality, or other governmental entity to finance capital expenditures such as the construction of highways or public works.

NET ASSET VALUE (NAV): The value of a fund share, calculated by deducting a fund's liabilities from its total assets and dividing this amount by the number of shares outstanding.

PREREFUNDING: A process whereby new bonds are issued to refinance an outstanding bond issue. This typically occurs when interest rates decline and an issuer replaces its higher-yielding bonds with current lower-yielding issues.

PREMIUM BOND: A bond whose market price is above its face value (or "par value"). Because bonds usually mature at face value, a premium bond has less potential to appreciate in price than a par bond.

YIELD SPREAD: The difference between the yields of distinct bonds, due to variant credit ratings or maturities. When yield spreads between bonds of different credit quality are narrow, there is less incentive to own the lower-quality bond. When yield spreads between bonds of different maturities are narrow, there is less incentive to own the bond with the longer maturity. In both cases, the investor is not being compensated for the additional risk.

ZERO COUPON BONDS: A corporate or municipal debt security that trades at a deep discount to face value and pays no interest. It may be redeemed at maturity for full face value.

            PERFORMANCE RESULTS FOR THE PERIOD ENDED APRIL 30, 1998

          VAN KAMPEN AMERICAN CAPITAL ADVANTAGE MUNICIPAL INCOME TRUST
                           (NYSE TICKER SYMBOL--VKA)

 COMMON SHARE TOTAL RETURNS
Six-month total return based on market price(1)..........     1.76%
Six-month total return based on NAV(2)...................     2.88%

 DISTRIBUTION RATES

Distribution rate as a % of closing common stock
price(3).................................................     6.05%
Taxable-equivalent distribution rate as a % of closing
common stock price(4)....................................     9.45%

 SHARE VALUATIONS

Net asset value..........................................  $  16.36
Closing common stock price...............................  $14.8750
Six-month high common stock price (02/11/98).............  $15.9375
Six-month low common stock price (04/27/98)..............  $14.5000
Preferred share (Series A) rate(5).......................    3.850%
Preferred share (Series B) rate(5).......................    3.590%
Preferred share (Series C) rate(5).......................    3.645%
Preferred share (Series D) rate(5).......................    3.750%

(1)Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2)Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3)Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4)The taxable-equivalent distribution rate is calculated assuming a 36% federal income tax bracket.

(5)See "Notes to Financial Statements" footnote #5, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

                            PORTFOLIO OF INVESTMENTS

                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                       Description                     Coupon    Maturity  Market Value
---------------------------------------------------------------------------------------------
          MUNICIPAL BONDS  100.1%
          ALABAMA  1.2%
$ 6,050   Alabama Wtr Pollutn Ctl Auth Revolving Fund Ln
          Ser A (AMBAC Insd)...............................   5.000%   08/15/15  $  5,859,002
                                                                                 ------------
          ALASKA  1.9%
 10,000   Alaska St Hsg Fin Corp Ser A Rfdg (b)............   5.000    12/01/18     9,699,400
                                                                                 ------------
          ARIZONA  0.9%
  4,260   Pima Cnty, AZ Indl Dev Auth Indl Rev Lease Oblig
          Irvington Proj Tucson Ser A Rfdg (FSA Insd)......   7.250    07/15/10     4,727,492
                                                                                 ------------
          CALIFORNIA  4.3%
  4,215   California Hlth Fac Fin Auth Rev Kaiser
          Permanente Med Cent..............................   5.450    10/01/13     4,256,686
  5,000   California St Pub Wks Brd Lease Rev Var CA St
          Univ Projs Ser A.................................   5.250    12/01/13     5,030,850
  2,500   Los Angeles Cnty, CA Pub Wks Fin Auth Rev Cap
          Constr Rfdg (AMBAC Insd).........................   5.000    03/01/11     2,509,875
  7,500   Los Angeles Cnty, CA Tran Comm Sales Tax Rev Prop
          C Ser A (Prerefunded @ 07/01/02).................   6.500    07/01/20     8,265,450
  1,500   Orange Cnty, CA Recovery Ctfs Ser A (MBIA
          Insd)............................................   6.000    07/01/07     1,650,840
                                                                                 ------------
                                                                                   21,713,701
                                                                                 ------------
          COLORADO  2.9%
  8,500   Arapahoe Cnty, CO Cap Impt Trust Fund Hwy Rev
          E-470 Proj Ser C (Prerefunded @ 08/31/05)........       *    08/31/26     1,264,545
  2,130   Colorado Hsg Fin Auth Single Family Pgm Sr Ser
          B1...............................................   7.900    12/01/25     2,355,503
  1,290   Colorado Hsg Fin Auth Single Family Pgm Sr Ser D1
          Rfdg.............................................   8.000    12/01/24     1,451,598
  4,371   Colorado Hsg Fin Auth Single Family Pgm Sr Ser
          E................................................   8.125    12/01/24     4,801,949
  3,215   Denver, CO City & Cnty Arpt Rev Ser C............   6.350    11/15/01     3,407,643
  1,000   Meridian Metro Dist CO Peninsular & Oriental
          Steam Navig Co Rfdg..............................   7.500    12/01/11     1,086,720
                                                                                 ------------
                                                                                   14,367,958
                                                                                 ------------
          CONNECTICUT 0.2%
  1,000   Connecticut St Dev Auth Wtr Fac Rev Brdgeport
          Hydraulic........................................   6.150    04/01/35     1,073,030
                                                                                 ------------
          FLORIDA  0.5%
  3,000   Tampa, FL Rev Hlth Sys Catholic Hlth Ser A3 (MBIA
          Insd)............................................   4.750    11/15/28     2,709,750
                                                                                 ------------
          GEORGIA  1.4%
  1,000   Atlanta, GA Spl Purp Fac Rev Delta Airls Ser B...   7.900    12/01/18     1,066,320
  1,500   George L Smith II GA Wrld Congress Cent Auth Rev
          Domed Stadium Proj Rfdg (MBIA Insd) (a)..........   5.500    07/01/20     1,451,055
  3,770   Monroe Cnty, GA Dev Auth Pollutn Ctl Rev
          Oglethorpe Pwr Corp Scherer Ser A................   6.800    01/01/12     4,363,850
                                                                                 ------------
                                                                                    6,881,225
                                                                                 ------------

                                               See Notes to Financial Statements

                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                       Description                     Coupon    Maturity  Market Value
---------------------------------------------------------------------------------------------
          GEORGIA (CONTINUED)
          HAWAII  1.4%
$ 5,045   Hawaii St Arpt Sys Rev 2nd Ser (FGIC Insd).......   7.500%   07/01/20  $  5,429,328
  1,490   Hawaii St Hsg Fin & Dev Corp Single Family Mtg
          Purp Rev Ser A (FHA Gtd).........................   8.125    07/01/17     1,523,823
                                                                                 ------------
                                                                                    6,953,151
                                                                                 ------------
          ILLINOIS  7.4%
  1,505   Aurora, IL Single Family Mtg Rev Ser B Rfdg (GNMA
          Collateralized)..................................   8.050    09/01/25     1,709,409
  3,000   Chicago, IL O'Hare Intl Arpt Spl Fac Rev American
          Airls Inc Proj Ser B.............................   7.875    11/01/25     3,265,440
  5,000   Chicago, IL O'Hare Intl Arpt Spl Fac Rev Intl
          Terminal (MBIA Insd).............................   6.750    01/01/18     5,402,800
  5,000   Chicago, IL Sch Fin Auth Ser A (MBIA Insd) (b)...   5.000    06/01/09     5,039,200
  3,000   Cicero, IL (MBIA Insd)...........................   6.500    12/01/14     3,323,430
  2,360   Cook Cnty, IL Cmnty High Sch (FSA Insd)..........       *    12/01/11     1,174,926
  2,360   Cook Cnty, IL Cmnty High Sch (FSA Insd)..........       *    12/01/12     1,100,397
  2,235   Cook Cnty, IL Cmnty High Sch (FSA Insd)..........       *    12/01/13       981,523
  1,000   Illinois Dev Fin Auth Pollutn Ctl Rev IL Pwr Co
          Proj Ser A Rfdg (MBIA Insd)......................   5.400    03/01/28       993,470
  3,000   Illinois Dev Fin Auth Solid Waste Disposal Rev...   5.950    12/01/24     3,231,270
  3,545   Illinois Edl Fac Auth Rev Lake Forest College
          (FSA Insd).......................................   6.750    10/01/21     3,840,617
  5,000   Regional Tran Auth IL Ser B (AMBAC Insd).........   8.000    06/01/17     6,710,800
  1,150   Will Cnty, IL Cmnty Sch Dist 365U Vly View Ser B
          (FSA Insd).......................................       *    11/01/15       448,707
                                                                                 ------------
                                                                                   37,221,989
                                                                                 ------------
          INDIANA  1.4%
  4,000   Indiana Hlth Fac Fin Auth Hosp Rev Cmnty Hosp
          Proj (MBIA Insd).................................   6.850    07/01/22     4,375,000
  2,000   Indiana Hlth Fac Fin Auth Hosp Rev Columbus Regl
          Hosp Rfdg (FSA Insd).............................   7.000    08/15/15     2,435,580
                                                                                 ------------
                                                                                    6,810,580
                                                                                 ------------
          IOWA  0.3%
  1,555   Des Moines, IA Aviation Sys Rev Ser B (FSA Insd)
          (a)..............................................   5.125    07/01/28     1,478,261
                                                                                 ------------
          KANSAS  2.1%
  5,500   Burlington, KS Pollutn Ctl Rev KS Gas & Elec Co
          Proj Rfdg (MBIA Insd)............................   7.000    06/01/31     5,966,070
  1,395   Sedgwick & Shawnee Cntys, KS Single Family Rev
          Coll Mtg Ser A Rfdg (GNMA Collateralized)........   8.050    05/01/24     1,558,187
  2,780   Sedgwick Cnty, KS Single Family Mtg Rev Coll Ser
          A Rfdg (GNMA Collateralized).....................   8.125    05/01/24     3,081,324
                                                                                 ------------
                                                                                   10,605,581
                                                                                 ------------

                                               See Notes to Financial Statements

                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                       Description                     Coupon    Maturity  Market Value
---------------------------------------------------------------------------------------------
          KENTUCKY  2.6%
$ 7,750   Kenton Cnty, KY Arpt Brd Arpt Rev Spl Fac Delta
          Airls Proj Ser A.................................   7.125%   02/01/21  $  8,422,622
  4,450   Louisville & Jefferson Cnty, KY Metropolitan Swr
          Dist Drainage Rev Rfdg (MBIA Insd)...............   5.300    05/15/19     4,433,135
                                                                                 ------------
                                                                                   12,855,757
                                                                                 ------------
          LOUISIANA  1.6%
  1,950   Louisiana Hsg Fin Agy Mtg Rev Multi-Family
          Emerald Pointe Apts (FHA Gtd)....................   7.100    11/01/33     2,065,635
  2,515   Louisiana Hsg Fin Agy Mtg Rev Single Family
          Access Pgm Ser B (GNMA Collateralized)...........   8.000    03/01/25     2,866,899
  3,000   Saint Charles Parish, LA Environmental Impt Rev
          LA Pwr & Lt Co Ser A (AMBAC Insd)................   6.875    07/01/24     3,342,810
                                                                                 ------------
                                                                                    8,275,344
                                                                                 ------------
          MARYLAND  2.1%
  1,270   Baltimore, MD Ctfs Partn Brd of Edl Admin Proj
          Ser A Rfdg (MBIA Insd) (a).......................   5.000    04/01/15     1,189,253
  9,000   Maryland St Cmnty Dev Admin Dept Hsg & Cmnty Dev
          Single Family Pgm 3rd Ser (FHA Gtd)..............   7.375    04/01/26     9,293,670
                                                                                 ------------
                                                                                   10,482,923
                                                                                 ------------
          MASSACHUSETTS  2.8%
  2,500   Chelsea, MA Sch Proj Ln Act 1948 (AMBAC Insd)....   6.500    06/15/12     2,813,750
  3,955   Massachusetts Bay Tran Auth MA Genl Tran Sys Ser
          A Rfdg...........................................   5.500    03/01/12     4,170,745
  2,250   Massachusetts Bay Tran Auth MA Genl Tran Sys Ser
          B Rfdg (MBIA Insd)...............................   6.000    03/01/10     2,416,073
  3,500   Massachusetts Muni Whsl Elec Co Pwr Supply Sys
          Rev Ser A Rfdg (AMBAC Insd)......................   5.000    07/01/10     3,503,920
  1,000   Massachusetts St Hlth & Edl Fac Auth Rev Saints
          Mem Med Cent Ser A...............................   6.000    10/01/23     1,001,120
                                                                                 ------------
                                                                                   13,905,608
                                                                                 ------------
          MICHIGAN  4.7%
  1,680   Michigan Higher Edl Fac Auth Rev Ltd Oblig Hope
          College Proj Rfdg (Connie Lee Insd)..............   7.000    10/01/14     1,881,583
  1,000   Michigan St Hosp Fin Auth Rev Hosp Genesys Regl
          Med Rfdg (ACA Insd)..............................   5.500    10/01/18     1,002,470
  2,000   Michigan St Hosp Fin Auth Rev Hosp Genesys Regl
          Med Rfdg (ACA Insd)..............................   5.500    10/01/27     1,994,120
  3,350   Michigan St Hosp Fin Auth Rev Hosp Mid-MI Oblig
          Group (Prerefunded @ 12/01/02)...................   6.800    12/01/14     3,740,242
 10,900   Michigan St Hsg Dev Auth Rental Hsg Rev Ser A
          Rfdg.............................................   6.600    04/01/12    11,767,640
  3,000   Michigan St Strategic Fund Ltd Oblig Rev Ser CC
          Rfdg (FGIC Insd).................................   6.950    09/01/21     3,254,400
                                                                                 ------------
                                                                                   23,640,455
                                                                                 ------------

                                               See Notes to Financial Statements

                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                       Description                     Coupon    Maturity  Market Value
---------------------------------------------------------------------------------------------
          MISSISSIPPI  2.6%
$ 6,500   Mississippi Home Corp Single Family Rev Mtg
          Access Pgm Ser B (GNMA Collateralized)...........   7.900%   03/01/25  $  7,250,750
  2,113   Mississippi Home Corp Single Family Rev Mtg
          Access Pgm Ser C (GNMA Collateralized)...........   8.125    12/01/24     2,352,947
  3,072   Mississippi Home Corp Single Family Rev Mtg
          Access Pgm Ser E (GNMA Collateralized)...........   8.100    12/01/25     3,434,250
                                                                                 ------------
                                                                                   13,037,947
                                                                                 ------------
          MISSOURI  0.5%
  2,100   Kansas City, MO Arpt Rev Genl Impt Ser A (FSA
          Insd)............................................   6.900    09/01/10     2,345,322
                                                                                 ------------
          NEW HAMPSHIRE  0.2%
  1,000   New Hampshire St Business Fin Auth Wtr Fac Rev
          Pennichuck Wtrwks Inc (AMBAC Insd)...............   6.300    05/01/22     1,086,910
                                                                                 ------------
          NEW JERSEY  5.4%
 10,000   New Jersey Econ Dev Auth St Contract Econ
          Recovery (MBIA Insd).............................   5.900    03/15/21    10,986,200
  8,000   New Jersey Econ Dev Auth Wtr Fac Rev NJ American
          Wtr Co Inc Proj Ser A (FGIC Insd)................   6.875    11/01/34     8,949,520
  2,000   New Jersey St Hwy Auth Garden St Pkwy Genl Rev Sr
          Pkwy.............................................   6.250    01/01/14     2,156,640
  4,650   Salem Cnty, NJ Indl Pollutn Ctl Fin Auth Rev Pub
          Svc Elec & Gas Ser D Rfdg (MBIA Insd)............   6.550    10/01/29     5,128,020
                                                                                 ------------
                                                                                   27,220,380
                                                                                 ------------
          NEW YORK  28.8%
  1,500   Broome Cnty, NY Ctfs Partn Pub Safety Fac (MBIA
          Insd)............................................   5.250    04/01/15     1,491,615
  1,500   Metropolitan Tran Auth NY Commuter Fac Rev Ser A
          (MBIA Insd)......................................   5.625    07/01/27     1,538,025
  2,500   Metropolitan Tran Auth NY Dedicated Tax Fund Ser
          A (FGIC Insd)....................................   4.750    04/01/28     2,280,750
  3,000   Metropolitan Tran Auth NY Tran Fac Rev Svcs
          Contract
          Ser R Rfdg.......................................   5.500    07/01/17     3,012,960
  1,500   Metropolitan Tran Auth NY Trans Fac Rev Ser K
          Rfdg.............................................   6.250    07/01/11     1,594,380
  4,250   New York City Indl Dev Agy Civic Fac Rev USTA
          Natl Tennis Cent Proj (FSA Insd).................   6.375    11/15/14     4,674,617
  2,360   New York City Indl Dev Agy Spl Fac United Airls
          Inc Proj.........................................   5.650    10/01/32     2,371,706
  1,300   New York City Indl Dev Civic YMCA Greater NY
          Proj.............................................   5.800    08/01/16     1,344,850
  5,500   New York City Muni Wtr Fin Auth Wtr & Swr Sys Rev
          Ser B............................................   5.750    06/15/26     5,687,275
     10   New York City Ser A..............................   8.000    08/15/19        11,114
  1,325   New York City Ser B1 (Prerefunded @ 08/15/04)....   7.000    08/15/16     1,521,325
  1,170   New York City Ser C..............................   7.125    08/15/12     1,254,380
    480   New York City Ser C (Prerefunded @ 08/15/01).....   7.125    08/15/12       521,395
  2,040   New York City Ser C..............................   7.250    08/15/24     2,194,795
    835   New York City Ser C (Prerefunded @ 08/15/01).....   7.250    08/15/24       912,062
  2,225   New York City Ser F Rfdg.........................   6.000    08/01/11     2,372,584

                                               See Notes to Financial Statements

                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                       Description                     Coupon    Maturity  Market Value
---------------------------------------------------------------------------------------------
          NEW YORK (CONTINUED)
$ 1,000   New York City Subser A1 (Embedded Swap)..........   4.820%   08/01/12  $  1,020,640
  3,000   New York City Transitional Fin Auth Rev Future
          Tax Ser C (a)....................................   4.750    05/01/23     2,753,430
  2,525   New York St Dorm Auth Lease Rev Muni Hlth Fac
          Impt Pgm Ser A (FSA Insd)........................   5.500    05/15/25     2,554,113
  3,970   New York St Dorm Auth Rev City Univ Ser F........   5.000    07/01/14     3,795,757
  2,600   New York St Dorm Auth Rev Cons City Univ Sys 2nd
          Genl Res Ser A...................................   5.750    07/01/13     2,730,416
  5,050   New York St Dorm Auth Rev Cons City Univ Sys 2nd
          Genl Res Ser B...................................   5.375    07/01/07     5,187,562
  3,100   New York St Dorm Auth Rev Cons City Univ Sys Ser
          A................................................   5.625    07/01/16     3,223,721
  4,050   New York St Dorm Auth Rev Court Fac Lease Ser
          A................................................   5.300    05/15/07     4,128,489
  2,550   New York St Dorm Auth Rev Mental Hlth Svcs Fac
          Ser B Rfdg.......................................   5.750    08/15/11     2,674,160
  5,000   New York St Dorm Auth Rev St Univ Edl Fac........   5.125    05/15/27     4,771,250
  5,000   New York St Dorm Auth Rev St Univ Edl Fac Ser A
          Rfdg.............................................   5.500    05/15/08     5,225,500
  2,000   New York St Dorm Auth Rev St Univ Edl Fac Ser B
          Rfdg.............................................   7.500    05/15/11     2,424,840
  3,000   New York St Energy Resh & Dev Auth Elec Fac Rev
          Cons Edison Co of NY Inc Proj Ser A..............   6.750    01/15/27     3,170,670
  1,020   New York St Med Care Fac Fin Agy Rev Mental Hlth
          Ser B............................................   7.375    02/15/14     1,075,029
  1,150   New York St Med Care Fac Fin Agy Rev Mental Hlth
          Ser B (Prerefunded @ 08/15/99)...................   7.375    02/15/14     1,221,841
  1,560   New York St Med Care Fac Fin Agy Rev Mental Hlth
          Svcs Fac Ser A...................................   7.500    02/15/21     1,706,734
  2,615   New York St Med Care Fac Fin Agy Rev Mental Hlth
          Svcs Fac Ser A (Prerefunded @ 02/15/01)..........   7.500    02/15/21     2,885,679
  5,000   New York St Med Care Fac Fin Agy Rev NY Downtown
          Hosp Ser A (Prerefunded @ 02/15/05)..............   6.800    02/15/20     5,715,050
  2,000   New York St Med Care Fac Fin Agy Rev NY Hosp Mtg
          Ser A (Prerefunded @ 02/15/01) (AMBAC Insd)......   6.600    02/15/11     2,121,260
  6,750   New York St Med Care Fac Fin Agy Rev NY Hosp Mtg
          Ser A (Prerefunded @ 02/15/05) (AMBAC Insd)......   6.300    08/15/06     7,530,300
  7,000   New York St Med Care Fac Fin Agy Rev NY Hosp Mtg
          Ser A (Prerefunded @ 02/15/05) (AMBAC Insd)......   6.400    08/15/07     7,849,730
  3,000   New York St Pwr Auth Rev & Genl Purp Ser Y.......   6.750    01/01/18     3,246,750
  5,695   New York St Thruway Auth Svc Contract Rev Loc Hwy
          & Brdg...........................................   5.750    04/01/08     6,021,039
  7,500   New York St Thruway Auth Svc Contract Rev Loc Hwy
          & Brdg...........................................   5.250    04/01/13     7,408,050
  3,550   New York St Urban Dev Corp Rev Correctional Cap
          Fac Ser 7........................................   5.700    01/01/27     3,594,978
  3,000   New York St Urban Dev Corp Rev Correctional Fac
          Rfdg.............................................   5.000    01/01/19     2,808,870
 12,500   Port Auth NY & NJ Spl Oblig Rev Spl Proj JFK Intl
          Arpt Terminal 6 (MBIA Insd)......................   5.750    12/01/25    12,870,500

                                               See Notes to Financial Statements

                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                       Description                     Coupon    Maturity  Market Value
---------------------------------------------------------------------------------------------
          NEW YORK (CONTINUED)
$ 2,000   Triborough Brdg & Tunl Auth NY Rev Genl Purp Ser
          X................................................   6.500%   01/01/19  $  2,157,120
                                                                                 ------------
                                                                                  144,657,311
                                                                                 ------------
          NORTH CAROLINA  2.4%
 11,000   North Carolina Muni Pwr Agy No 1 Catawba Elec Rev
          (Indexed Cap) (MBIA Insd)........................   6.000    01/01/12    12,136,520
                                                                                 ------------
          OHIO  0.4%
  1,000   Marion Cnty, OH Hosp Impt Rev Cmnty Hosp Rfdg....   6.375    05/15/11     1,090,670
  1,000   Sandusky Cnty, OH Hosp Fac Rev Mem Hosp Rfdg.....   5.150    01/01/08       989,810
                                                                                 ------------
                                                                                    2,080,480
                                                                                 ------------
          OKLAHOMA  0.2%
  1,100   Oklahoma City, OK Indl & Cultural Fac Trust Rev
          Dist Heating & Cooling Trigen....................   6.750    09/15/17     1,126,290
                                                                                 ------------
          PENNSYLVANIA  3.4%
  5,785   Erie, PA Sch Dist Cap Apprec Rfdg (FSA Insd)
          (a)..............................................       *    09/01/17     2,068,543
  2,665   Harrisburg, PA Cap Apprec Ser D Rfdg (AMBAC
          Insd)............................................       *    03/15/14     1,159,781
  1,830   Harrisburg, PA Cap Apprec Ser D Rfdg (AMBAC
          Insd)............................................       *    09/15/14       775,810
  2,900   Indiana Cnty, PA Indl Dev Auth Pollutn Ctl Rev
          Metro Edison Co Proj A (AMBAC Insd)..............   5.950    05/01/27     3,043,289
  4,000   Pennsylvania Intergovt Coop Auth Spl Tax Rev
          Philadelphia Funding Pgm (Prerefunded @ 06/15/05)
          (FGIC Insd)......................................   6.750    06/15/21     4,549,680
  5,200   Randor Twp, PA Sch Dist..........................   5.750    03/15/26     5,397,184
                                                                                 ------------
                                                                                   16,994,287
                                                                                 ------------
          RHODE ISLAND  1.6%
  7,800   Rhode Island Hsg & Mtg Fin Corp Homeownership
          Oppty Ser 5......................................   6.400    04/01/24     8,167,068
                                                                                 ------------
          TENNESSEE  1.1%
  5,000   Tennessee Hsg Dev Agy Homeownership Proj T.......   7.375    07/01/23     5,276,600
                                                                                 ------------
          TEXAS  5.1%
    825   Brazos, TX Higher Edl Auth Inc Student Ln Rev
          Subser A2 Rfdg...................................   6.800    12/01/04       899,976
  1,084   Brazos, TX Higher Edl Auth Inc Student Ln Rev
          Subser C2 Rfdg...................................   7.100    11/01/04     1,195,468
  5,000   Dallas-Fort Worth, TX Intl Arpt Fac Impt Corp Rev
          American Airls Inc...............................   7.250    11/01/30     5,536,150
  5,340   Dallas-Fort Worth, TX Intl Arpt Fac Impt Corp Rev
          Delta Airls Inc..................................   7.625    11/01/21     5,898,777
  1,500   Dallas-Fort Worth, TX Intl Arpt Fac Impt Corp Rev
          Delta Airls Inc..................................   7.125    11/01/26     1,602,750
  5,140   Little Elm, TX Indpt Sch Dist Rfdg (PSFG Insd)...   6.750    08/15/29     5,776,949
  2,000   Tarrant Cnty, TX Jr College Dist.................   5.050    02/15/10     2,023,920
  2,000   Texas St Dept Hsg & Cmnty Affairs Single Family
          Rev Mtg Jr Lien Ser A Rfdg.......................   8.100    09/01/15     2,268,840

                                               See Notes to Financial Statements

                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                       Description                     Coupon    Maturity  Market Value
---------------------------------------------------------------------------------------------
          TEXAS (CONTINUED)
$ 1,200   Wylie, TX Indpt Sch Dist Cap Apprec Rfdg (PSFG
          Insd)............................................       *    08/15/17  $    418,944
                                                                                 ------------
                                                                                   25,621,774
                                                                                 ------------
          UTAH  0.6%
  1,500   Intermountain Pwr Agy UT Pwr Supply Rev Ser B
          Rfdg (MBIA Insd).................................   5.750%   07/01/19     1,566,525
  1,525   Salt Lake City, UT Arpt Rev Delta Airls Inc
          Proj.............................................   7.900    06/01/17     1,607,243
                                                                                 ------------
                                                                                    3,173,768
                                                                                 ------------
          WASHINGTON  1.0%
  1,400   King Cnty, WA Hsg Auth Hsg Rev Pooled Sr Ser A
          Rfdg.............................................   6.700    03/01/15     1,488,998
  3,450   Washington St Pub Pwr Supply Sys Nuclear Proj No
          2 Rev Ser B Rfdg (Prerefunded @ 07/01/00) (FSA
          Insd)............................................   7.000    07/01/12     3,715,202
                                                                                 ------------
                                                                                    5,204,200
                                                                                 ------------
          WEST VIRGINIA  2.5%
  2,500   Berkeley Cnty, WV Bldg Comm Hosp Rev City Hosp
          Proj.............................................   6.500    11/01/22     2,679,100
  5,000   Marshall Cnty, WV Pollutn Ctl Rev OH Pwr Co Proj
          Ser C Rfdg (MBIA Insd)...........................   6.850    06/01/22     5,462,250
  2,000   West Virginia St Hsg Dev Fund Hsg Fin Ser A......   5.550    05/01/17     2,034,880
  2,220   West Virginia St Hsg Dev Fund Hsg Fin Ser A......   5.450    11/01/21     2,237,649
                                                                                 ------------
                                                                                   12,413,879
                                                                                 ------------
          WISCONSIN  1.7%
  5,000   Madison, WI Indl Dev Rev Madison Gas & Elec Co
          Proj Ser A.......................................   6.750    04/01/27     5,347,600
  3,000   Wisconsin Hsg & Econ Dev Auth Homeownership Rev
          Ser A............................................   6.450    03/01/17     3,175,260
                                                                                 ------------
                                                                                    8,522,860
                                                                                 ------------
          WYOMING  0.4%
  1,880   Wyoming Cmnty Dev Auth Insd Single Family Mtg Ser
          B................................................   6.700    06/01/17     1,991,221
                                                                                 ------------
          PUERTO RICO  2.5%
  1,000   Puerto Rico Comwlth Hwy & Tran Auth Hwy Rev Ser V
          Rfdg.............................................   5.750    07/01/18     1,020,300
 10,000   Puerto Rico Comwlth Hwy & Tran Auth Hwy Rev Ser Y
          Rfdg (Embedded Cap) (FSA Insd)...................   5.730    07/01/21    11,451,900
                                                                                 ------------
                                                                                   12,472,200
                                                                                 ------------
TOTAL INVESTMENTS  100.1%
  (Cost $463,024,313)..........................................................   502,790,224
LIABILITIES IN EXCESS OF OTHER ASSETS  (0.1%)..................................      (291,064)
                                                                                 ------------
NET ASSETS  100.0%.............................................................  $502,499,160
                                                                                  ===========

 * Zero coupon bond

(a) Securities purchased on a when issued or delayed delivery basis.

(b) Assets segregated as collateral for when issued or delayed delivery purchase commitments.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $463,024,313).......................    $502,790,224
Receivables:
  Interest..................................................       8,611,820
  Investments Sold..........................................       2,507,820
Other.......................................................           8,126
                                                                ------------
      Total Assets..........................................     513,917,990
                                                                ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................       9,039,825
  Custodian Bank............................................       1,492,807
  Income Distributions--Common and Preferred Shares.........         328,809
  Investment Advisory Fee...................................         270,561
  Administrative Fee........................................          83,250
  Affiliates................................................          16,469
Accrued Expenses............................................         103,226
Trustees' Deferred Compensation and Retirement Plans........          83,883
                                                                ------------
      Total Liabilities.....................................      11,418,830
                                                                ------------
NET ASSETS..................................................    $502,499,160
                                                                ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 3,800 issued with liquidation preference of
  $50,000 per share)........................................    $190,000,000
                                                                ------------
Common Shares ($.01 par value with an unlimited number of
  shares authorized,
  19,106,785 shares issued and outstanding).................         191,068
Paid in Surplus.............................................     282,031,706
Net Unrealized Appreciation.................................      39,765,911
Accumulated Undistributed Net Investment Income.............       1,011,199
Accumulated Net Realized Loss...............................     (10,500,724)
                                                                ------------
  Net Assets Applicable to Common Shares....................     312,499,160
                                                                ------------
NET ASSETS..................................................    $502,499,160
                                                                ============
NET ASSET VALUE PER COMMON SHARE ($312,499,160 divided
  by 19,106,785 shares outstanding).........................    $      16.36
                                                                ============

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

              For the Six Months Ended April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................    $14,516,179
                                                                -----------
EXPENSES:
Investment Advisory Fee.....................................      1,634,816
Administrative Fee..........................................        503,021
Preferred Share Maintenance.................................        247,048
Custody.....................................................         17,160
Trustees' Fees and Expenses.................................         13,928
Legal.......................................................          9,326
Other.......................................................        143,196
                                                                -----------
    Total Expenses..........................................      2,568,495
                                                                -----------
NET INVESTMENT INCOME.......................................    $11,947,684
                                                                ===========
NET REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................    $   921,950
  Futures...................................................       (273,489)
                                                                -----------
Net Realized Gain...........................................        648,461
                                                                -----------
Net Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................     40,118,744
  End of the Period.........................................     39,765,911
                                                                -----------
Net Unrealized Depreciation During the Period...............       (352,833)
                                                                -----------
NET REALIZED AND UNREALIZED GAIN............................    $   295,628
                                                                ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................    $12,243,312
                                                                ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                    For the Six Months Ended April 30, 1998
                and the Year Ended October 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                                        Six Months Ended     Year Ended
                                                         April 30, 1998    October 31, 1997
-------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.................................    $ 11,947,684       $ 24,197,395
Net Realized Gain.....................................         648,461            925,006
Net Unrealized Appreciation/Depreciation During the
  Period..............................................        (352,833)        12,769,504
                                                          ------------       ------------
Change in Net Assets from Operations..................      12,243,312         37,891,905
                                                          ------------       ------------
Distributions from Net Investment Income:
  Common Shares.......................................      (8,836,454)       (18,341,741)
  Preferred Shares....................................      (3,398,009)        (6,745,718)
                                                          ------------       ------------
Total Distributions...................................     (12,234,463)       (25,087,459)
                                                          ------------       ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES...           8,849         12,804,446
NET ASSETS:
Beginning of the Period...............................     502,490,311        489,685,865
                                                          ------------       ------------
End of the Period (Including accumulated undistributed
  net investment income of $1,011,199 and $1,297,978,
  respectively).......................................    $502,499,160       $502,490,311
                                                          ============       ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

   The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                                                             September 25, 1992
                            Six Months                                                         (Commencement
                              Ended                   Year Ended October 31                    of Investment
                            April 30,    ------------------------------------------------      Operations) to
                               1998        1997      1996      1995      1994      1993     October 31, 1992 (a)
----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning
 of the Period (a).........  $ 16.354    $ 15.684   $15.612   $13.992   $17.177   $14.587         $       14.771
                             --------    --------   -------   -------   -------   -------         --------------
 Net Investment Income.....      .625       1.266     1.293     1.330     1.354     1.369                   .056
 Net Realized and
   Unrealized Gain/Loss....      .017        .717      .159     1.701    (3.148)    2.408                  (.237)
                             --------    --------   -------   -------   -------   -------         --------------
Total from Investment
 Operations................      .642       1.983     1.452     3.031    (1.794)    3.777                  (.181)
                             --------    --------   -------   -------   -------   -------         --------------
Less:
 Distributions from Net
   Investment Income:
     Paid to Common
       Shareholders........      .463        .960     1.020     1.020     1.020      .884                    -0-
     Common Share
       Equivalent of
       Distributions Paid
       to Preferred
       Shareholders........      .178        .353      .360      .391      .285      .303                   .003
 Distributions from Net
   Realized Gain:
   Paid to Common
     Shareholders..........       -0-         -0-       -0-       -0-      .067       -0-                    -0-
   Common Share Equivalent
     of Distributions Paid
     to Preferred
     Shareholders..........       -0-         -0-       -0-       -0-      .019       -0-                    -0-
                             --------    --------   -------   -------   -------   -------         --------------
Total Distributions........      .641       1.313     1.380     1.411     1.391     1.187                   .003
                             --------    --------   -------   -------   -------   -------         --------------
Net Asset Value, End of the
 Period....................  $ 16.355    $ 16.354   $15.684   $15.612   $13.992   $17.177         $       14.587
                             ========= = =========  =======   =======   =======   =======         ==============
Market Price Per Share at
 End of the Period.........  $ 14.875    $15.0625   $14.750   $14.375   $12.750   $16.000         $       13.875
Total Investment Return at
 Market Price (b)..........    1.76%*       8.96%     9.88%    21.06%   (14.17%)   22.08%                 (7.50%)*
Total Return at Net Asset
 Value (c).................    2.88%*      10.74%     7.22%    19.46%   (12.71%)   24.24%                 (2.73%)*
Net Assets at End of the
 Period (In millions)......  $  502.5    $  502.5   $ 489.7   $ 488.3   $ 457.3   $ 518.2         $        468.7
Ratio of Expenses to
 Average Net Assets
 Applicable to Common
 Shares**..................     1.63%       1.66%     1.72%     1.72%     1.64%     1.66%                  1.12%
Ratio of Net Investment
 Income to Average Net
 Assets Applicable to
 Common Shares (d).........     5.43%       5.76%     5.99%     6.31%     6.81%     6.57%                  3.52%
Portfolio Turnover.........      13%*         49%       37%       79%      133%      112%                    15%*
 *  Non-Annualized
 ** Ratio of Expenses to
 Average Net Assets
 Including Preferred
 Shares....................     1.02%       1.02%     1.05%     1.03%     1.00%     1.03%                  1.00%

(a) Net Asset Value at September 25, 1992, is adjusted for common and preferred share offering costs of $.229 per common share.

(b) Total Investment Return at Market Price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

(c) Total Return at Net Asset Value (NAV) reflects the change in value of the Trust's assets with reinvestment of dividends based on NAV.

(d) Net Investment Income is adjusted for common share equivalent of distributions paid to preferred shareholders.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital Advantage Municipal Income Trust (the "Trust") is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. In normal market conditions, the Trust will invest substantially all of its net assets in municipal securities rated investment grade at the time of investment. The Trust commenced investment operations on September 25, 1992.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

D. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 1997, the Trust had an accumulated capital loss carryforward for tax purposes of $11,385,441, which will expire between October 31, 2002 and October 31, 2003.

    At April 30, 1998, for federal income tax purposes cost of long-term investments is $463,024,313, the aggregate gross unrealized appreciation is $40,230,263 and the aggregate gross unrealized depreciation is $464,352, resulting in net unrealized appreciation of $39,765,911.

E. DISTRIBUTION OF INCOME AND GAINS--The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen American Capital Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .65% of the average net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC"), the Trust's Administrator, at an annual rate of .20% of the average net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    For the six months ended April 30, 1998, the Trust recognized expenses of approximately $4,100 representing legal services provided by Skadden, Arps, Slate,

                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    For the six months ended April 30, 1998, the Trust recognized expenses of approximately $54,800 representing VKAC's cost of providing accounting and legal services to the Trust.

    Certain officers and trustees of the Trust are also officers and directors of VKAC. The Trust does not compensate its officers or trustees who are officers of VKAC.

    The Trust has implemented deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

    At April 30, 1998, VKAC owned 6,700 common shares of the Trust.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $68,119,906 and $76,431,747, respectively.

4. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Trust has a variety of reasons to use derivative instruments, such as to attempt to protect the Trust against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising an option contract or taking delivery of a security underlying a futures contract. In these instances the recognition of gain or loss is postponed until the disposal of the security underlying the option or futures contract.

    Summarized below are the specific types of derivative financial instruments used by the Trust.

A. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Trust generally

                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

    Upon entering into futures contracts, the Trust maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

    Transactions in futures contracts for the six months ended April 30, 1998, were as follows:

                                                             CONTRACTS
----------------------------------------------------------------------
Outstanding at October 31, 1997.............................       100
Futures Opened..............................................       -0-
Futures Closed..............................................      (100)
                                                                 -----
Outstanding at April 30, 1998...............................       -0-
                                                                 =====

B. INDEXED SECURITIES--These instruments are identified in the portfolio of investments. The price of these securities may be more volatile than the price of a comparable fixed rate security.

    An Embedded Cap security includes a cap strike level such that the coupon payment may be supplemented by cap payments if the floating rate index upon which the cap is based rises above the strike level. The Trust invests in these instruments as a hedge against a rise in the short term interest rates which it pays on its preferred shares.

    An Embedded Swap security includes a swap component such that the fixed coupon component of the underlying bond is adjusted by the difference between the security's fixed swap rate and the floating swap index. The Trust invests in these instruments as a hedge against a rise in the short-term interest rates which it pays on its preferred shares.

                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

5. PREFERRED SHARES

The Trust has outstanding 3,800 Auction Preferred Shares ("APS") in four series. Series A, B and C each contain 1,000 shares while Series D contains 800 shares. Dividends are cumulative and the dividend rate is reset every 28 days through an auction process. The average rate in effect on April 30, 1998 was 3.707%. During the six months ended April 30, 1998, the rates ranged from 3.400% to 3.900%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $50,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

                FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL

EQUITY FUNDS
Domestic
   MS Aggressive Equity
   VKAC Aggressive Growth
   MS American Value
   VKAC Comstock
   VKAC Emerging Growth
   VKAC Enterprise
   VKAC Equity Income
   VKAC Growth
   VKAC Growth and Income
   VKAC Harbor
   VKAC Pace
   VKAC Real Estate Securities
   MS U.S. Real Estate
   VKAC Utility
   MS Value
International/Global
   MS Asian Growth
   MS Emerging Markets
   MS Global Equity
   MS Global Equity Allocation
   VKAC Global Managed Assets
   MS International Magnum
   MS Latin American

FIXED-INCOME FUNDS
Income
   VKAC Corporate Bond
   MS Global Fixed Income
   VKAC Global Government Securities
   VKAC Government Securities
   VKAC High Income Corporate Bond
   MS High Yield
   VKAC High Yield
   VKAC Short-Term Global Income
   VKAC Strategic Income
   VKAC U.S. Government
   VKAC U.S. Government Trust for Income
   MS Worldwide High Income
Tax Exempt Income
   VKAC California Insured Tax Free
   VKAC Florida Insured Tax Free Income
   VKAC High Yield Municipal
   VKAC Insured Tax Free Income
   VKAC Intermediate Term Municipal Income
   VKAC Municipal Income
   VKAC New York Tax Free Income
   VKAC Pennsylvania Tax Free Income
   VKAC Tax Free High Income
Capital Preservation
   VKAC Limited Maturity Government
   VKAC Prime Rate Income Trust
   VKAC Reserve
   VKAC Senior Floating Rate
   VKAC Tax Free Money

   To find out more about any of these funds, ask your financial adviser for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money.

   To view a current Van Kampen American Capital or Morgan Stanley fund prospectus or to receive additional fund information, choose from one of the following:

   - visit our web site at WWW.VKAC.COM -- to view prospectuses, select Investors' Place, then Download a Prospectus

   - call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time (Telecommunications Device for the Deaf users, call 1-800-421-2833)

   - e-mail us by visiting WWW.VKAC.COM and selecting Investors' Place

          VAN KAMPEN AMERICAN CAPITAL ADVANTAGE MUNICIPAL INCOME TRUST

BOARD OF TRUSTEES

DAVID C. ARCH

ROD DAMMEYER

HOWARD J KERR

DENNIS J. MCDONNELL*--Chairman

STEVEN MULLER

THEODORE A. MYERS

DON G. POWELL*

HUGO F. SONNENSCHEIN

WAYNE W. WHALEN*

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD, III*
  Vice President and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*
  Vice President


INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C) Van Kampen American Capital Distributors, Inc., 1998  All rights reserved.

(SM) denotes a service mark of Van Kampen American Capital Distributors, Inc.